Exhibit 99.1

NEWS RELEASE

14 Lafayette Square, Suite 1405 ● Buffalo, New York 14203

FOR IMMEDIATE RELEASE

Rand Capital Reports Second Quarter Fiscal Year 2026 Results

●	Total investment income was $1.4 million compared with $1.6 million in the prior-year period, primarily reflecting the impact of non-accruals

●	Net asset value (NAV) per share was $17.33 at June 30, 2026

●	Realized gain of $959,000 during the quarter from portfolio exit

●	Deployed $6.9 million into two new portfolio investments during the quarter

●	Declared quarterly dividend of $0.29 per share for third quarter 2026

BUFFALO, NY, August 5, 2026 – Rand Capital Corporation (Nasdaq: RAND) (“Rand” or the “Company”), a business development company providing alternative financing for lower middle market companies, announced its results for the second quarter ended June 30, 2026.

“Our second quarter results reflected continued progress as we selectively deployed capital into new income-producing investments while actively managing the portfolio,” said Daniel P. Penberthy, President and Chief Executive Officer of Rand. “During the quarter, we committed $6.9 million to two new portfolio companies, realized a gain on the exit of Applied Image, and maintained our regular dividend. While non-accruals continued to pressure current income and portfolio yield, we believe Rand remains well positioned with a predominantly debt-oriented portfolio, strong liquidity and a focus on capital deployment as attractive lower middle market opportunities emerge.”

Second Quarter Review (compared with the prior-year period unless otherwise noted)

●	Total investment income of $1.4 million decreased $208,000, or 13%, from $1.6 million in the second quarter of 2025, primarily reflecting lower interest income from portfolio companies due to certain investments being placed on non-accrual status over the last year. Dividend and other investment income of $153,000 in the second quarter of 2026 partially offset this decline in interest income.

●	For the second quarter of 2026, non-cash payment-in-kind (PIK) interest totaled $116,000, representing 10% of interest income from portfolio companies, compared with 40% in the prior-year period. This decline in PIK as a percentage of interest income reflects the impact of five portfolio companies being placed on non-accrual status, which reduced the amount of PIK interest recognized in the quarter.

●	Total expenses were $647,000 compared with a benefit of ($864,000) in the same period last year. This was due to the fact that the second quarter of 2025 included a $1.5 million capital gains incentive fee benefit, while the second quarter of 2026 had no capital gains incentive fee benefit or expense.

●	Adjusted expenses, which exclude capital gains incentive fees, and are a non-GAAP financial measure, were $647,000 compared with $626,000 in the second quarter of 2025. See the attached description of this non-GAAP financial measure and reconciliation table for adjusted expenses.

Rand Capital Reports Second Quarter Fiscal Year 2026 Results August 5, 2026 Page 2 of 7

●	Net investment income was $710,000, or $0.24 per share, compared with $2.5 million, or $0.83 per share, in the second quarter of 2025. Adjusted net investment income per share, a non-GAAP financial measure, which excludes the capital gains incentive fee, was $0.24 per share, compared with $0.33 per share in last year’s second quarter. See the attached description of this non-GAAP financial measure and reconciliation table for adjusted net investment income per share.

Portfolio and Investment Activity

As of June 30, 2026, Rand’s investment portfolio had a fair value of $56.5 million, up 16.5% from $48.5 million at December 31, 2025, reflecting new investment activity during the first half of 2026. The portfolio consisted of investments in 21 portfolio businesses and was comprised of approximately 79% debt investments and 21% equity investments at fair value.

The annualized weighted average yield of debt investments, including PIK interest, was 8.98% at June 30, 2026, compared with 11.3% at December 31, 2025. This change in the annualized weighted average yield primarily reflects the timing of placing certain portfolio investments on non-accrual.

Second Quarter 2026 portfolio activity included:

●	Feature Healthcare, LLC d/b/a 4 Seasons Home Care: Rand invested $4.5 million in a term loan bearing interest at 12% plus 2% PIK. Feature Healthcare, based in Atlanta, Georgia, is a provider of home care services.

●	Termite Guy Corporation: Rand invested $2.1 million in a term loan bearing interest at 13% plus 1% PIK and made a $300,000 equity investment. Based in Santa Ana, California, Termite Guy provides termite inspection, fumigation and structural repair services.

●	Applied Image, Inc.: Rand exited its investment and received full repayment of its $1.7 million debt investment, along with a realized gain of $959,000 related to its warrant position.

●	BlackJet Direct Marketing, LLC: The company repaid $250,000 during the quarter on their debt investment, resulting in Rand receiving a $7,500 prepayment fee.

●	BMP Swanson Holdco LLC: During the quarter, BMP Swanson ceased operations, which led Rand to fully write down the value of its debt and equity positions in the company to zero, resulting in an aggregate $2.5 million reduction in fair value from the prior quarter.

Liquidity and Capital Resources

Rand ended the quarter with $430,000 in cash and cash equivalents on hand, compared with $4.2 million at December 31, 2025. The Company had $5.1 million outstanding on its line of credit as of June 30, 2026, with estimated remaining availability of approximately $12.4 million. The weighted average interest rate was 7.12% during the six months ended June 30, 2026, compared with 7.88% during the six months ended June 30, 2025.

The Company did not repurchase any outstanding common stock during the second quarter of 2026.

Dividends

On April 29, 2026, Rand declared its regular quarterly cash dividend of $0.29 per share, which was paid during the second quarter to shareholders of record as of May 27, 2026.

On July 30, 2026, Rand declared its regular quarterly cash dividend of $0.29 per share, which will be payable on or about September 9, 2026, to shareholders of record as of August 26, 2026.

Webcast and Conference Call

Rand will host a conference call and webcast on Wednesday, August 5, 2026, at 1:30 p.m. Eastern Time, to review its financial results. The review will be accompanied by a slide presentation, which will be available on Rand’s website at www.randcapital.com in the “Investor Relations” section. Rand’s conference call can be accessed by calling (201) 689-8263. Alternatively, the webcast can be monitored on Rand’s website at www.randcapital.com under “Investors” where the replay will also be available.

Rand Capital Reports Second Quarter Fiscal Year 2026 Results August 5, 2026 Page 3 of 7

A telephonic replay will be available from 4:30 p.m. Eastern Time on the day of the call through Wednesday, August 19, 2026. To listen to the archived call, dial (412) 317-6671 and enter replay pin 13761056. A transcript of the call will also be posted once available.

ABOUT RAND CAPITAL

Rand Capital Corporation (Nasdaq: RAND) is an externally managed business development company (BDC). The Company’s investment objective is to maximize total return to its shareholders with current income and capital appreciation by focusing its debt and related equity investments in privately-held, lower middle market companies with committed and experienced managements in a broad variety of industries. Rand primarily invests in businesses that have sustainable, differentiated and market-proven products, revenue of more than $10 million and EBITDA in excess of $1.5 million. The Company’s investment activities are managed by its external investment adviser, Rand Capital Management, LLC. Additional information can be found at the Company’s website where it regularly posts information: randcapital.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical facts, including but not limited to statements regarding the strategy of the Company and its outlook; statements regarding the implementation of the Company’s strategy and the growth of its dividend; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) evolving legal, regulatory and tax regimes; (2) changes in general economic and/or industry specific conditions; and (3) other risk factors as detailed from time to time in Rand’s reports filed with the Securities and Exchange Commission (“SEC”), including Rand’s annual report on Form 10-K for the year ended December 31, 2025, quarterly reports on Form 10-Q, and other documents filed with the SEC. Consequently, such forward-looking statements should be regarded as Rand’s current plans, estimates and beliefs. Except as required by applicable law, Rand assumes no obligation to update the forward-looking information contained in this release.

Contacts:

Company:	Investors:

Daniel P. Penberthy	Craig P. Mychajluk / Deborah K. Pawlowski
President and CEO	Alliance Advisors IR
716.853.0802	716-843-3832 / 716-843-3908
invest@randcapital.com	cmychajluk@allianceadvisors.com dpawlowski@allianceadvisors.com

FINANCIAL TABLES FOLLOW

Rand Capital Reports Second Quarter Fiscal Year 2026 Results August 5, 2026 Page 4 of 7

Rand Capital Corporation and Subsidiaries

Consolidated Statements of Financial Position

	June 30, 2026 (Unaudited)	December 31, 2025
ASSETS
Investments at fair value:
Control investments (cost of $6,563,940 and $6,563,940, respectively)	$1,400,000	$1,400,000
Affiliate investments (cost of $46,641,149 and $40,867,599, respectively)	38,621,568	36,775,685
Non-Control/Non-Affiliate investments (cost of $14,255,387 and $9,630,860, respectively)	16,479,338	10,304,811
Total investments, at fair value (cost of $67,460,476 and $57,062,399, respectively)	56,500,906	48,480,496
Cash and cash equivalents	429,639	4,208,948
Interest receivable (net of allowance of $25,337)	231,192	168,039
Prepaid income taxes	328,088	283,581
Other assets	170,841	54,248
Total assets	$57,660,666	$53,195,312
LIABILITIES AND STOCKHOLDERS’ EQUITY (NET ASSETS)
Liabilities:
Due to investment adviser	$548,049	$519,287
Accounts payable and accrued expenses	85,575	101,975
Line of credit	5,100,000	—
Deferred revenue	467,155	390,597
Total liabilities	6,200,779	1,011,859

Stockholders’ equity (net assets):
Common stock, $0.10 par; shares authorized 100,000,000; shares issued: 3,037,709; shares outstanding: 2,969,814 at June 30, 2026 and December 31, 2025	303,771	303,771
Capital in excess of par value	64,063,157	64,063,157
Treasury stock, at cost: 67,895 shares at June 30, 2026 and December 31, 2025	(1,566,605)	(1,566,605)
Total distributable earnings	(11,340,436)	(10,616,870)
Total stockholders’ equity (net assets) (per share – June 30, 2026: $17.33; December 31, 2025: $17.57)	51,459,887	52,183,453
Total liabilities and stockholders’ equity (net assets)	$57,660,666	$53,195,312

Rand Capital Reports Second Quarter Fiscal Year 2026 Results August 5, 2026 Page 5 of 7

Rand Capital Corporation and Subsidiaries

Consolidated Statements of Operations
(Unaudited)

	Three months ended June 30, 2026	Three months ended June 30, 2025	Six months ended June 30, 2026	Six months ended June 30, 2025
Investment income:
Interest from portfolio companies:
Control investments	$7,621	$12,979	$16,517	$12,979
Affiliate investments	828,689	1,264,789	1,781,864	2,547,648
Non-Control/Non-Affiliate investments	337,417	236,794	558,105	631,101
Total interest from portfolio companies	1,173,727	1,514,562	2,356,486	3,191,728
Interest from other investments:
Non-Control/Non-Affiliate investments	27	36,556	13,828	46,939
Total interest from other investments	27	36,556	13,828	46,939
Dividend and other investment income:
Affiliate investments	152,513	—	152,513	13,125
Total dividend and other investment income	152,513	—	152,513	13,125
Fee income:
Control investments	4,516	4,516	9,032	9,032
Affiliate investments	53,871	42,891	88,872	174,646
Non-Control/Non-Affiliate investments	9,765	3,772	13,537	174,731
Total fee income	68,152	51,179	111,441	358,409
Total investment income	1,394,419	1,602,297	2,634,268	3,610,201
Expenses:
Base management fee	205,153	217,649	394,848	469,857
Income based incentive fees	—	—	—	119,673
Capital gains incentive fees	—	(1,490,000)	—	(1,565,000)
Interest expense	72,476	25,417	102,086	61,903
Professional fees	124,194	142,020	347,816	350,862
Stockholders and office operating	104,559	103,349	165,828	194,112
Directors’ fees	76,375	66,550	149,750	130,400
Administrative fees	52,500	50,250	103,200	99,000
Insurance	10,614	9,974	20,586	23,136
Corporate development	1,519	(2,493)	5,193	4,501
Bad debt expense	—	13,125	—	38,462
Total expenses	647,390	(864,159)	1,289,307	(73,094)
Net investment income before income taxes:	747,029	2,466,456	1,344,961	3,683,295
Income tax expense (benefit)	37,368	(11,778)	90,273	(13,054)
Net investment income	709,661	2,478,234	1,254,688	3,696,349
Net realized gain on sales and dispositions of investments:
Affiliate investments	958,948	—	2,034,519	925,357
Non-Control/Non-Affiliate investments	—	—	—	(25)
Net realized gain on sales and dispositions of investments	958,948	—	2,034,519	925,332
Net change in unrealized appreciation/depreciation on investments:
Control investments	—	—	—	(875,000)
Affiliate investments	(1,887,551)	(10,122,270)	(3,927,667)	(10,545,654)
Non-Control/Non-Affiliate investments	1,550,000	(189,944)	1,550,000	(189,944)
Change in unrealized appreciation/depreciation before income taxes	(337,551)	(10,312,214)	(2,377,667)	(11,610,598)
Deferred income tax benefit	(35,220)	(97,826)	(87,269)	(94,210)
Net change in unrealized appreciation/depreciation on investments	(302,331)	(10,214,388)	(2,290,398)	(11,516,388)
Net realized and unrealized gain (loss) on investments	656,617	(10,214,388)	(255,879)	(10,591,056)
Net increase (decrease) in net assets from operations	$1,366,278	$(7,736,154)	$998,809	$(6,894,707)
Weighted average shares outstanding	2,969,814	2,969,814	2,969,814	2,920,135
Basic and diluted net increase (decrease) in net assets from operations per share	$0.46	$(2.60)	$0.34	$(2.36)

Rand Capital Reports Second Quarter Fiscal Year 2026 Results August 5, 2026 Page 6 of 7

Rand Capital Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets

(Unaudited)

	Three months ended June 30, 2026	Three months ended June 30, 2025	Six months ended June 30, 2026	Six months ended June 30, 2025
Net assets at beginning of period	$50,954,855	$65,311,253	$52,183,453	$65,332,520
Net investment income	709,661	2,478,234	1,254,688	3,696,349
Net realized gain on sales and dispositions of investments	958,948	—	2,034,519	925,332
Net change in unrealized appreciation/depreciation on investments	(302,331)	(10,214,388)	(2,290,398)	(11,516,388)
Net increase (decrease) in net assets from operations	1,366,278	(7,736,154)	998,809	(6,894,707)
Declaration of dividend	(861,246)	(861,145)	(1,722,375)	(1,723,859)
Net assets at end of period	$51,459,887	$56,713,954	$51,459,887	$56,713,954

Rand Capital Reports Second Quarter Fiscal Year 2026 Results August 5, 2026 Page 7 of 7

Rand Capital Corporation and Subsidiaries

Reconciliation of GAAP Total Expense to Non-GAAP Adjusted Expenses

(Unaudited)

In addition to reporting total expenses, which is a U.S. generally accepted accounting principle (“GAAP”) financial measure, Rand presents adjusted expenses, which is a non-GAAP financial measure. Adjusted expenses is defined as GAAP total expenses removing the effect of any expenses/(credits) for capital gains incentive fees accrual. GAAP total expenses is the most directly comparable GAAP financial measure. Rand believes that adjusted expenses provides useful information to investors regarding financial performance because it is a method the Company uses to measure its financial and business trends related to its results of operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

	Three months ended June 30, 2026	Three months ended June 30, 2025	Six months ended June 30, 2026	Six months ended June 30, 2025

Total expenses (benefits)	$647,390	$(864,159)	$1,289,307	$(73,094)
Exclude expenses (credits) for capital gains incentive fees	-	(1,490,000)	-	(1,565,000)
Adjusted total expenses	$647,390	$625,841	$1,289,307	$1,491,906

Reconciliation of GAAP Net Investment Income per Share to
Adjusted Net Investment Income per Share

(Unaudited)

In addition to reporting Net Investment Income per Share, which is a GAAP financial measure, the Company presents Adjusted Net Investment Income per Share, which is a non-GAAP financial measure. Adjusted Net Investment Income per Share is defined as GAAP Net Investment Income per Share removing the effect of any expenses/(credits) for capital gains incentive fees. GAAP Net Investment Income per Share is the most directly comparable GAAP financial measure. Rand believes that Adjusted Net Investment Income per Share provides useful information to investors regarding financial performance because it is a method the Company uses to measure its financial and business trends related to its results of operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

The per share amounts for the second quarters of 2026 and 2025 were computed using 2,969,814 weighted average shares outstanding. The per share amounts for the six months ended June 30, 2026 were computed using 2,969,814 weighted average shares outstanding, compared with 2,920,135 for the six months ended June 30, 2025.

	Three months ended June 30, 2026	Three months ended June 30, 2025	Six months ended June 30, 2026	Six months ended June 30, 2025

Net investment income per share	$0.24	$0.83	$0.42	$1.27
Exclude expenses (credits) for capital gains incentive fees per share	-	(0.50)	-	(0.54)
Adjusted net investment income per share	$0.24	$0.33	$0.42	$0.73

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